EXHIBIT A
                            (AS OF OCTOBER 3, 2016)

                           INDEX SERIES OF THE TRUST

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INDEX SERIES                                                                    EFFECTIVE DATE
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First Trust STOXX European Select Dividend Index Fund                             10/12/2010
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First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund             10/12/2010
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First Trust Dow Jones Global Select Dividend Index Fund                           10/12/2010
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First Trust ISE Global Wind Energy Index Fund                                     10/12/2010
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First Trust ISE Global Engineering and Construction Index Fund                    10/12/2010
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First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund                10/12/2010
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First Trust ISE Global Copper Index Fund                                          10/12/2010
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First Trust ISE Global Platinum Index Fund                                        10/12/2010
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First Trust BICK Index Fund                                                       10/12/2010
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First Trust NASDAQ CEA Smartphone Index Fund                                      02/15/2011
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First Trust NASDAQ Global Auto Index Fund                                         05/06/2011
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First Trust ISE Cloud Computing Index Fund                                        07/05/2011
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First Trust International IPO ETF                                                 10/10/2014
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First Trust NASDAQ CEA Cybersecurity ETF                                          07/02/2015
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First Trust ZyFin India Quality and Governance ETF                                10/03/2016
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